Exhibit 99.1

Exhibit 99.1

Carbonite, Inc. (NASDAQ: CARB) Investor Presentation August 2012 1

Safe Harbor Statement Cautionary Language Concerning Forward-Looking Statements These slides and the accompanying oral presentation contain “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s views as of the date that they were first made based on the current intent, belief or expectations, estimates, forecasts, assumptions and projections of the Company and members of our management team. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” and any variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Those statements include, but are not limited to, statements regarding guidance on our future financial results and other projections or measures of future performance, and our expectations concerning market opportunities and our ability to capitalize on them. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including, but not limited to, the Company’s ability to profitably attract new customers and retain existing customers, the Company’s dependence on the market for online computer backup services, the Company’s ability to manage growth, and changes in economic or regulatory conditions or other trends affecting the Internet and the information technology industry. These and other important risk factors are discussed or referenced in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2012, which is available on www.sec.gov, under the heading “Risk Factors” and elsewhere, and any subsequent periodic or current reports filed by us with the SEC. The Company anticipates that subsequent events and developments will cause its views to change. Except as required by applicable law or regulation, the Company does not undertake any obligation to update our forward-looking statements to reflect future events or circumstances.

2

Business Overview 3

Rapid revenue growth Predictable revenue growth: record revenue every quarter since launch ($mm) ($000’s) Source: Carbonite SEC Filings

$20 $16 $12 $8 $4 $0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2

‘09 ‘09 ‘09 ‘09 ‘10 ‘10 ‘10 ‘10 ‘11 ‘11 ‘11 ‘11 ‘12 ‘12

($mm) $65 $60 $55 $50 $45 40 35 30 25 20 15 10 5 0 2008

2009 2010 2011 Q211 Q212

$8.2 $19.1 $38.6 $60.5 $14.4 $20.2

Storage costs keep dropping

40% 35% 30% 25% 20% 15% 10% 5% 0%

2009 2010 2011 H12012

37% 28% 22% 22%

Capex as a % of Revenue

*HD Pricing temporarily impacted by Thailand floods

Customer support costs keep dropping *2011 Included transition of support from India to US Source: Management estimates. Excludes stock based compensation expense

Source: Carbonite SEC Filings Adjusted for stock-based compensation expense and amortization of intangible assets. Gross Margin Expansion *2011 included costs of transition support to US and duplicate datacenter cost (DC relocation completed end of Q1 2012)

2 New Up-market Consumer Products

Three Plans.limieted

Successful new SMB Product $229/yr Unlimited PCs 250GBs

Increasing revenue per customer Consistent growth in revenue per customer, with further upside potential from the recently launched Consumer and SMB offerings Price increase and release of second generation business products Release of first generation business product Price increase Release of two new consumer products Source: Carbonite filings Note: Calculated as revenue for any given quarter divided by the average number of subscribers during that quarter. Average number of subscribers is the sum of the total number of subscribers at the end of a quarter plus the total number of subscribers at the end of the prior quarter, divided by 2. 10

Huge addressable market Mobile: 2011 first time Smart Phone > PC. Up 62+% from 2010, about 487M units * Canalys estimates © Canalys 2012 415M Computers in 2011* ‘10 — ‘11 up 14+% (mm) PCs: 415 million PCs shipped in 2011. Up 14+% from 2010

Highest retention rate in our history Source: Carbonite management 1 Represents annual retention rate excluding renewal activity related to third-party distributor sales, which are being deliberately phased out. Represented 8% of revenue in 2010. Annual retention rate is the percentage of customers on the last day of the prior period who remain customers on the last day of the current period. Retention rates including third-party distributor sales renewals were 79%, 83% and 82% respectively for 2009, 2010 and 2011; and 83% and 82% respectively for the six months ended June 30, 2011 and June 30, 2012. 2 Average customer life = 1/(1-r)-1 where r = retention rate 85.7% retention rate equates to 6.0 years average customer life2 Annual Retention Rate1

Easy to get started.Easy to use Nothing to choose. Never run out of space. No scheduling it’s continuous. Just works in the background. Everything in the cloud.

Affordable Our disruptive idea: Unlimited online backup space for one flat price. No worrying about falling into another storage tier. No calculating monthly storage costs.

Low cost is key to market leadership 94% disk utilization Proprietary Carbonite File System Low overhead 300+ million files backed up per day ~1 petabyte every 2 weeks ~70 petabytes today Highly scalable High reliability & density 15

Competition Competition

Staying ahead of competition Scale: Takes years to design, test, and deploy large-scale backup-focused infrastructure software and hardware. Well positioned to continue to stay ahead of competition. Technology: Requires specialized technology. There are no off-the-shelf solutions. Brand: Building a trusted brand is essential and takes time and money. Focus: Protecting your data is all we do.

Keys to Carbonite’s success Easy Affordable Trusted & Secure “Trust Carbonite with ALL your private information.”

Talk radio hosts were key to early trust-building Glenn Beck Rachel Maddow Joe Scarborough Charles Osgood Jimmy Kimmel Ed Shultz Randi Rhodes Kim Komando Leo Laporte Laura Ingraham Colin Cowherd Dr. Laura

We deploy a wide range of marketing programs to drive demand Direct marketing expertise

Multiple avenues for future growth Small business Mobile and Tablet apps Additional services International Consumer Carbonite Cloud

Financial Overview 22

Rapid growth in bookings, customers and revenue Highly scalable subscription-based model with strong visibility New products driving higher ASP, ARPU and margins High retention rates Approaching free cash flow breakeven Financial highlights

Consistent bookings growth Highly predictable subscription-based model with consistent bookings growth CAGR: 79% ($mm) Source: Carbonite SEC Filings Note: Bookings during a period is defined as revenue recognized during the period plus change in deferred revenue. See appendix for a reconciliation of bookings to revenue for the periods presented.

Rapid revenue growth Predictable revenue growth: record revenue every quarter since launch ($mm) CAGR: 95% ($000’s) Source: Carbonite SEC Filings

Our highly scalable business model High lifetime value Highly scalable Strong visibility Significant operating leverage Cumulative gross margin per customer $41 $84 $126 $169 $256 Source: Carbonite filings and management estimates Based on 1 year Home subscription, 5.99 year customer life based on 85.7% annual retention rate for today’s core business and cost structure. Does not account for projected future decline in storage, bandwidth costs or customer support. Excludes stock based compensation. CAC represents $42.51 average customer acquisition costs based on H1 2012 advertising expense/ new bookings during the same period times annualized ARPU from the current quarter .. 6.0x gross margin return on CAC Year 1 % rev Lifetime % rev Revenue per customer $62 100% 373 100% Depreciation & hosting (14) (22%) (82) (22%) Customer support (8) (12%) (35) (9%) Gross margin $41 66% $256 69% $212 Business model illustration

Increasing revenue per customer Consistent growth in revenue per customer, with further upside potential from the recently launched Consumer and SMB offerings Price increase and release of second generation business products Release of first generation business product Price increase Release of two new consumer products Source: Carbonite filings Note: Calculated as revenue for any given quarter divided by the average number of subscribers during that quarter. Average number of subscribers is the sum of the total number of subscribers at the end of a quarter plus the total number of subscribers at the end of the prior quarter, divided by 2. 27

Strong customer retention Consistently high customer retention rates, key to our model Source: Carbonite filings Note: Annual retention rate is the percentage of customers on the last day of the prior period who remain customers on the last day of the current period. Channel sales being deliberately phased out. Overall includes discontinued channel including force churn customers (20K in Q3 2011 and 15K in Q1 12) 28

Business model with declining costs per customer leading to expanding margin profile: CAGR: 18% Gross profit per customer1 Source: Carbonite SEC Filings 1. Adjusted for stock-based compensation and amortization of intangibles. Improving margins Gross Margin1 *2011 included costs of transition support to US and duplicate datacenter cost (DC relocation completed end of Q1 2012) (CHART)

Drivers of margin expansion

CARBONITE

Mix shift toward new products

- Adoption and upsell upon renewal ramps over time
- Higher ASP and higher gross margins

Rapid decline in storage costs at ~30-40% per year

- 4 year depreciable life, delayed impact to P&L
- Temporary flattening in 2012 from Thailand flooding

Unlimited free support: major differentiator to our offerings

- 50% of lifetime support contacts during trial and year 1,
- remainder over next ~5 years of a customer's life

Electricity and broadband: largest components of COS after support and depreciation

- Datacenter locations moving to lower cost electricity areas
- Economies achieved by increasing equipment density
- High BB consumption during initial upload
- Purchasing power at scale


Capex as a % of Revenue
40%
30%
20%
10%
0%
37%
28%
22%
*22%
2009
2010
2011
H1 2012


Support as a % of Revenue
20%
15%
10%
5%
0%
18%
**13%
12%
2010
2011
H1 2012

*HD pricing temporarily impacted by Thailand floods
**2011 Included transition of support to US

Source: Carbonite filings and management estimates. Support excludes stock based compensation expense.

© Carbonite, Inc | Company Confidential

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Strong balance sheet Cash and short-term investments $65.7 $65.7 $65.7 Working capital (deficit) $4.6 $4.6 $4.6 Total assets $96.7 $96.7 $96.7 Deferred revenue, including current portion $67.5 $67.5 $67.5 Total liabilities $79.7 $79.7 $79.7 Total stockholders’ equity (deficit) $17.0 $17.0 $17.0 Source: Carbonite SEC Filings $ in millions As of June 30, 2012 ($mm)

Investment highlights Enormous world-wide market opportunity “Category killer” with established brand leadership Personal cloud important market opportunity Proprietary technology & scale Strong competitive advantages Proven direct marketing expertise Multiple avenues for sustained growth

Questions? 33

Non-GAAP reconciliation Source: Carbonite SEC Filings 1. Excludes $586k from acquisitions $ in thousands 2008 2009 2010 2011 H1 2011 H1 2012 Revenue $8,202 $19,114 $38,563 $60,512 $27,242 $38,794 Plus: Change in deferred revenue 5,867 13,743 15,578 20,388(1) 10,004(1) 7,831 Bookings $14,069 $32,857 $54,141 $80,900 $37,246 $46,625 $ in thousands 2008 2009 2010 2011 H1 2011 H2 2012 GAAP Loss from Operations $(17,852) $(19,602) $(25,896) $(23,554) $(9,989) $(13,347) Add: Stock-based Compensation 203 390 542 1,445 552 1,959 Add: Amortization of Intangibles 0 0 0 155 20 133 Add: Patent Litigation Expenses 0 0 39 966 312 518 Add: Lease exit charge 0 0 0 0 0 1,174 Non-GAAP Loss from Operations $(17,649) $(19,212) $(25,315) $(20,988) $(9,105) $(9,563) Plus: D&A Less Amort. Of Intangibles 1,481 2,977 5,060 7,715 3,518 4,957 Adjusted EBITDA $(16,168) $(16,235) $(20,255) $(13,273) $(5,587) $(4,606)